UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2017

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

6120 South Yale Avenue

Suite 805

Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Credit Agreement

On June 2, 2017, NGL Energy Partners LP (the “Partnership”), NGL Energy Operating LLC, in its capacity as borrowers’ agent, and the other subsidiary borrowers party thereto entered into Amendment No. 2 (the “Credit Agreement Amendment”) to the Partnership’s Amended and Restated Credit Agreement (the “Credit Agreement”) with Deutsche Bank Trust Company Americas, as administrative agent, and the other financial institutions party thereto. Among other changes, the Credit Agreement Amendment modified certain of the Partnership’s financial covenants to permit additional flexibility over the next three quarters.

The Partnership’s  Leverage Ratio covenant increased to 5.50x beginning for the period ending June 30, 2017, stepping down to 4.75x at March 31, 2018 and to 4.50x at March 31, 2019.  The Partnership’s Senior Secured Leverage Ratio covenant was decreased to 2.50x through December 31, 2017 before returning to the current level of 3.25x for the remaining term of the facility.  Additionally, the Interest Coverage Ratio covenant was decreased to 2.25x through December 31, 2017 before returning to 2.75x thereafter.  All capitalized terms used but not defined herein are as defined in the Credit Agreement.

The Credit Agreement Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The above description of the material terms of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 8.01 Other Events

On June 5, 2017, the Partnership issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1

Amendment No. 2 to Amended and Restated Credit Agreement, dated as of June 2, 2017, among the Partnership, NGL Energy Operating LLC, the other subsidiary borrowers party thereto, Deutsche Bank Trust Company Americas, and the other financial institutions party thereto.

99.1	Press release, dated June 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,

its general partner

Date: June 5, 2017	By:	/s/ H. Michael Krimbill
H. Michael Krimbill

Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment No. 2 to Amended and Restated Credit Agreement, dated as of June 2, 2017, among the Partnership, NGL Energy Operating LLC, the other subsidiary borrowers party thereto, Deutsche Bank Trust Company Americas, and the other financial institutions party thereto.

99.1	Press release, dated June 5, 2017